Exhibit 10.27

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

CONFIDENTIAL

FOURTH AMENDMENT

TO AMENDED AND RESTATED INTERACTIVE MARKETING AGREEMENT

This Fourth Amendment to the Amended and Restated Interactive Marketing Agreement (“Amendment Number Four) is entered into as of June 1, 2004 (the “Amendment Effective Date”) by and between America Online, Inc., (“AOL”) a Delaware corporation, with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and Google Inc., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

Recitals

AOL and Google entered into the Amended and Restated Interactive Marketing Agreement dated as of October 1, 2003, as amended (the “Existing Agreement”) pursuant to which Google provides certain services (as set forth in that Agreement) to AOL and its Affiliates. The Existing Agreement and this Amendment Number Four shall be collectively referred to as the “Agreement”. Capitalized terms not defined in this Amendment Number Four shall have the meanings set forth in the Existing Agreement.

AOL and Google now desire to amend the Existing Agreement through this Amendment Number Four as set forth below in connection with a contemplated relationship between AOL and [****] (or other providers from time to time as may be mutually agreed to by the Parties in writing), subject to the terms provided herein.

Terms

The Parties agree as follows:

1.	In addition to the terms of Section 1 of the Existing Agreement, the Parties hereby agree as follows:

(a) As of the Amendment Effective Date, AOL may enter into agreements with [****] (or other providers from time to time as may be mutually agreed to by the Parties in writing) during the term of the Agreement (any such provider, an “Image Provider” and any such agreement an “Image Provider Agreement”) to provide thumbnail images pursuant to this Amendment Number Four relevant to the Sponsored Links that AOL is entitled to display under the IMA (“Images”); [****]. Subject to the foregoing, AOL is permitted to display the Images with the Sponsored Links, provided that AOL will provide a means, such as a conspicuous button, link or box, on the pages where the Images are displayed for an Advertiser to navigate to the Image Provider’s site where such Advertiser can opt-out of having Images associated with its website(s) or receive instruction for altering its robots.txt file and robots META tag to opt-out of having images associated with its web site or specific page of its web site (“Automated Opt-Out”), and such Automated Opt-Out shall be effective when the Image Provider subsequently refreshes the applicable Image from the Advertiser Website, which shall in any event be within a timely period from Advertiser’s Automated Opt-Out. Additionally, Google may periodically provide AOL with written notice listing Advertiser Websites for which the Advertisers have requested that Images associated with such websites not be displayed. AOL will comply with such requests indicated in such written notice within [****] of receipt of such written notice as follows: [****] of receipt of such written notice. AOL will provide the Image Provider with written notice (which notice may include email) requiring that such Image Provider cease display of the

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applicable images within [****] of such written notice from AOL. AOL will also provide a means during each user session, such as a conspicuous button, link or box, on the page where the Images are displayed for AOL Users to opt-out of viewing Images on any and all such pages during such session. [****]

(b) If an AOL User clicks on an Image associated with a Sponsored Link, such click shall have the same result as clicking on the Sponsored Link, provided that the identical referral or tracking URL is used and implemented correctly such that the AOL User is taken to the Advertiser Website associated with such Sponsored Link as if the end-user had clicked directly on the Sponsored Link (“Image Provider Link”). For the avoidance of doubt, such click on an Image associated with a Sponsored Link shall be counted as a UA under the Agreement and AOL shall be entitled to Transaction Revenues related to such UA as if the end-user had clicked directly on the Sponsored Link. In no event shall AOL provide nor shall any Image Provider have any access to any information or data relating to the Services other than that which is necessary for such Image Provider to process and deliver the Image to AOL, [****].

(c) If Google’s Advertisers provide unsolicited legitimate business complaints (“Unsolicited Advertiser Complaints”) concerning the display of the Images on pages where such Advertiser’s Advertisements appear, Google shall notify AOL in writing of such Unsolicited Advertiser Complaints. If prior to the first anniversary of the launch of the Images, Google provides AOL with written notice that either, [****] (in either case, the “Advertiser Threshold”), have provided Unsolicited Advertiser Complaints, and provided that such Unsolicited Advertiser Complaints are capable of resolution, then after AOL has been provided with a [****] period from receipt of Google’s written notice (the “Pre-Suspension Cure Period”) to resolve such Unsolicited Advertiser Complaints provided by the applicable Advertiser Threshold, Google shall be entitled to suspend the further display of Images hereunder until such time as such Unsolicited Advertiser Complaints provided by the applicable Advertiser Threshold have been resolved. If the Unsolicited Advertiser Complaints provided by the applicable Advertiser Threshold are not resolved by the [****]

(d) [****]

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[****]

(e) [****]

(f)        As between AOL and Google, AOL will be responsible for ensuring that the manner in which Images are displayed complies with all applicable federal, state and local laws and regulations. AOL represents that, to the extent Images are displayed by AOL, to AOL’s knowledge, it has all right, power and authority to display such Images (“Image Display Rights”). [****]

2.

The term of this Amendment Number Four will commence on the Amendment Effective Date and will expire on the earlier to occur (i) the termination or expiration of an Image Provider Agreement (not including any termination or expiration Image Provider Agreement that is a test agreement

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for with a term of less than one year) and (ii) termination or expiration of the Agreement. For the sake of clarity, an amendment, modification (including as to term), extension or restatement of an Image Provider Agreement shall not be considered a termination or expiration of such Agreement. This Amendment Number Four may be terminated by the Parties on the same basis set forth in Section 6 of the Agreement or by Google pursuant to an Unsolicited Advertiser Complaint Termination as provided in Section 1 above; provided, however, in no event will a breach solely of this Amendment Number Four be deemed to be a breach of the Agreement as a whole. The provisions above related to the Agreement set forth the Parties’ mutual agreement with respect to the specific matters described in such provisions and otherwise the Agreement shall remain unchanged and in full force and effect. Following the Amendment Effective Date, the Agreement (as amended) remains in full force and effect. This Amendment Number Four may be executed in counterparts, including facsimile counterparts, each of which will constitute an original, but which collectively will form one and the same instrument. This Amendment Number Four will be governed and construed according to the choice of governing and constructive law set forth in the Existing Agreement.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment Number Four by persons duly authorized as of the date first written above.

AMERICA ONLINE, INC.		GOOGLE, INC.

By:	/s/ Jim Riesenbach	By:	/s/ Joan Braddi
Name:	Jim Riesenbach	Name:	Joan Braddi
Title:	Senior Vice President	Title:	VP Search Services
Date:	June 10, 2004	Date:	June 9, 2004
Fax:		Fax:	650-618-1806

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